UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

Zymeworks BC Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 800, 114 East 4th Avenue, Vancouver, British Columbia, Canada	V5T 1G4
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Zymeworks Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 13, 2022, the entity formerly known as Zymeworks Inc., a corporation continued under the Business Corporations Act (British Columbia) (“Legacy Zymeworks”), filed a Notice of Alteration with the British Columbia Registrar of Companies to change its name to “Zymeworks BC Inc.,” effective October 13, 2022. The name change was made in connection with the closing of the previously reported redomicile transactions (the “Redomicile Transactions”) pursuant to which Legacy Zymeworks became a subsidiary of a new ultimate parent company named Zymeworks Inc., a Delaware corporation formerly known as Zymeworks Delaware Inc. A copy of the Notice of Alteration and the amended Notice of Articles reflecting the name change are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On October 13, 2022, following Legacy Zymeworks’ request in connection with the Redomicile Transactions, the New York Stock Exchange (“NYSE”) filed notifications on Form 25 with the Securities and Exchange Commission (the “SEC”) to remove from listing on the NYSE and registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), both Legacy Zymeworks’ common shares and preferred share purchase rights. Legacy Zymeworks expects to file Forms 15 with the SEC to terminate the registration of its common shares and preferred share purchase rights under Section 12 of the Exchange Act and to suspend its duty to file reports required by Section 15(d) the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Notice of Alteration.

3.2	Notice of Articles.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS BC INC.
(Registrant)

Date: October 18, 2022	By:	/s/ Neil A. Klompas
	Name:	Neil A. Klompas
	Title:	President and Chief Operating Officer

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